UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2017

_________________________________________________________
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On November 16, 2017, Triangle Capital Corporation (the “Company”) issued a press release announcing that it had engaged Houlihan Lokey Capital, Inc. as its financial advisor to assist the Company’s Board of Directors in exploring and evaluating a broad range of strategic alternatives to enhance long-term shareholder value. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the engagement of a financial advisor, on November 15, 2017, the Company entered into Executive Retention Agreements (each, a “Retention Agreement,” and collectively, the “Retention Agreements”), effective as of November 15, 2017, with the following executive officers of the Company (each, an “NEO,” and collectively, the “NEOs”):

•	E. Ashton Poole - Chairman of the Board of Directors, President and Chief Executive Officer

•	Steven C. Lilly - Director, Chief Financial Officer, Secretary and Chief Compliance Officer

•	Jeffrey A. Dombcik - Senior Managing Director and Chief Credit Officer

•	Cary B. Nordan - Senior Managing Director and Chief Origination Officer

•	Douglas A. Vaughn - Senior Managing Director and Chief Administrative Officer

Generally, under the Retention Agreements, the NEOs (or his designated beneficiary or estate) will be entitled to the following benefits if, (i) during the twenty-four month period following a Change in Control of the Company, the NEO’s employment is terminated (A) by the Company (other than for death, Disability or Cause); or (B) by the NEO for Good Reason, or (ii) the NEO terminates employment for any reason during the thirty-day period immediately following the first anniversary of the Change in Control; and provided the NEO releases the Company from any liabilities, known or unknown:

•
His full base salary through the Date of Termination, plus a period of time for accrued but unused vacation, at the rate in effect at the time Notice of Termination is given or immediately preceding the event giving rise to Good Reason, whichever is greater. In addition, the Company will promptly pay the amount of any Executive Incentive Compensation (consisting of annual cash bonuses and the grant date fair market value of restricted stock and deferred compensation awards) (i) for any past completed fiscal year which has not yet been paid, and (ii) for any partially completed period, on a pro rata basis (calculated by including a period of time for accrued but unused vacation following the Date of Termination). If the prior year’s Executive Incentive Compensation has not been set as of the date of the Notice of Termination, and in any case for the pro-rata calculation, the Executive Incentive Compensation will be calculated at the greater of: (A) the target level of the Executive Incentive Compensation Opportunity, which may include annual cash incentives, as well as annual awards of equity interests, deferred compensation and other incentive pay (without application of any denial provisions based on unsatisfactory personal performance), and (B) the highest Executive Incentive Compensation amount paid to the NEO for the three full fiscal years which ended coincident with or immediately prior to the Change in Control;

•
An aggregate lump sum severance payment, paid within sixty days of the Date of Termination, equal to the product of 1.25 times the sum of: (i) the NEO’s annual salary calculated at the highest rate of salary in effect during the three fiscal years prior to the Notice of Termination; (ii) the highest regular annual cash bonus paid to the NEO as part of the Executive Incentive Compensation (excluding any associated restricted stock or deferred compensation awards) for the three full fiscal years which ended coincident with or immediately prior to the Change in Control; and (iii) an amount equal to the highest regular non-elective contribution paid by the Company to its 401(k) plan on behalf of the NEO for the three full fiscal years which ended coincident with or immediately prior to the Change in Control;

•
Premiums for his Company-sponsored medical and dental benefits for eighteen months following the Date of Termination or such shorter period for which the NEO is legally eligible to receive such benefits if the NEO elects within sixty days of the Date of Termination to continue his Company-sponsored medical and dental benefits through COBRA;

•
For twenty-four months following the Date of Termination, premiums that may come due on the term life insurance policies on the NEO’s life, consistent with the Company’s practice as of the date of the Retention Agreement;

•	$25,000, within sixty days of the Date of Termination, for outplacement services, regardless of whether the NEO elects to use any outplacement services;

•	Full vesting of his account in the Company’s Executive Deferred Compensation Plan and in any plan of deferred compensation maintained by the Company or its successor as of the Date of Termination; and

•	Full vesting of his outstanding awards under the Company’s Omnibus Incentive Plan and under any equity incentive plan maintained by the Company or its successor as of the Date of Termination.
The Retention Agreements have an indefinite term; however, the Company may terminate a Retention Agreement at any time by giving the NEO written notice thereof at least twenty-four months in advance of such termination date.

Defined terms used and not defined herein shall have the meaning assigned to such terms in in the Retention Agreements.

The foregoing description of the terms of the Retention Agreements does not purport to be complete and is qualified in its entirety by reference to the Retention Agreements, a form of which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Executive Retention Agreement
99.1	Press Release dated November 16, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: November 17, 2017	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Executive Retention Agreement
99.1	Press Release dated November 16, 2017